OLD WESTBURY FUNDS, INC.
Old Westbury Global Opportunities Fund

Supplement Dated October 2, 2009 to the
Prospectus dated February 28, 2009

This supplement provides notice of changes in the Prospectus and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISER

At a meeting held on September 16, 2009, the Board of Directors approved the appointment of BlackRock Financial Management, Inc. (“BlackRock”) as a sub-adviser to the Old Westbury Global Opportunities Fund (the “Fund”).

Accordingly, effective immediately:

  The second sentence in the first full paragraph on page 3 under the heading “Old Westbury Global Opportunities Fund” in the section entitled “Fund Goals, Strategies, Risks and Performance” is revised as follows:

T. Rowe Price International, Inc., Franklin Advisers, Inc., Shenkman Capital Management, Inc. and BlackRock Financial Management, Inc. serve as investment sub-advisers to this Fund.

  The following paragraph is added after the first paragraph under the section entitled “Sub-Advisers” on page 32:

BlackRock Financial Management, Inc. (“BlackRock”), located at 40 East 52nd Street, New York, New York 10022, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, BlackRock is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. As of August 31, 2009, BlackRock’s and its affiliates’ assets under management totaled approximately $1.3 trillion. The fees that BlackRock receives for managing the Fund are paid by the Adviser out of the fees it receives from the Fund.

  The following paragraph is added after the last paragraph under the heading “Global Opportunities Fund” of the section entitled “Portfolio Managers” on page 34:

Mr. Akiva Dickstein is the portfolio manager of BlackRock’s portion of the Fund. Mr. Dickstein, a Managing Director, joined BlackRock’s Fixed Income Portfolio Management Group in 2009 as the lead portfolio manager for mortgages. From 2001 to 2009, he served as a Managing Director and head of U.S. Rates & Structured Credit Research Group at Merrill Lynch. Mr. Dickstein earned a BA in Economics, summa cum laude, from Yale University, and an MA in Physics from Princeton University.

  The following information is added to the end of the first paragraph related to the principal underwriter of the Funds under the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 35:

The Underwriter, the Transfer Agent and BlackRock are all affiliated with The PNC Financial Services Group, Inc.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OLD WESTBURY FUNDS, INC.
Old Westbury Global Opportunities Fund

     Supplement Dated October 2, 2009 to the
Statement of Additional Information dated February 28, 2009

This supplement provides notice of changes in the Statement of Additional Information (SAI) and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately:

  The following information is inserted as a separate paragraph after the last paragraph under the section entitled “Investment Adviser and Sub-Advisers” on page 36:

The Adviser has also retained BlackRock Financial Management, Inc. (“BlackRock”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and BlackRock agreed to and accepted by the Corporation (the “BlackRock Sub-Advisory Contract”). Pursuant to the BlackRock Sub-Advisory Contract, BlackRock will, subject to the supervision of the Adviser and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the BlackRock Sub-Advisory Contract, the Adviser pays BlackRock from the advisory fees it receives from the Global Opportunities Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, the Underwriter and PNC are all affiliated with The PNC Financial Services Group, Inc.

  The following information supplements the information contained in the table under the section entitled “Other Accounts Managed by Portfolio Managers” on page 37. This information is provided as of August 31, 2009.

Other Accounts Managed by Portfolio Managers

	Other SEC-registered open-end		Other pooled investment
Portfolio Manager	and closed-end funds		vehicles		Other accounts
	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts
BlackRock
Akiva Dickstein	1	$115,801,543	20	$3,417,642,951	29	$12,934,514,827

  The following information is added to the table regarding “Accounts and Assets for which an Investment Advisory Fee is Based on Performance” in the section entitled “Other Accounts Managed by Portfolio Managers” on page 38. This information is provided as of August 31, 2009.

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

	Other SEC-registered open-		Other pooled investment
Portfolio Manager	end and closed-end funds		vehicles		Other accounts
	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts
BlackRock
Akiva Dickstein	None	None	None	None	3	$941,622,900

  The following information is added to the table in the section entitled “Ownership of Securities” on page 39. This information is provided as of August 31, 2009.

Ownership of Securities

	U.S. Large	Non-U.S.	Fixed	Municipal	Global	Global	Real Return
	Cap Fund	Large Cap	Income	Bond Fund	Small &	Opportunities	Fund
			Fund		Mid Cap	Fund
Fund

BlackRock
Akiva Dickstein	None	None	None	None	None	None	None

  The following information is added at the end of the section entitled “Compensation of Portfolio Managers” on page 42:

BlackRock. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base Compensation

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers for the portion of the Global Opportunities Fund sub-advised by BlackRock, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portion of the Global Opportunities Fund sub-advised by BlackRock or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, the benchmarks include a combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage-Backed Securities Index/50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Dickstein has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (the “RSP”), and the

BlackRock Employee Stock Purchase Plan (the “ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Dickstein is eligible to participate in these plans.

  The following information is added at the end of the section entitled “Potential Conflicts of Interest” on page 46:

BlackRock. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Global Opportunities Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Global Opportunities Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Global Opportunities Fund.

BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Global Opportunities Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors and employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Mr. Dickstein currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

  The following information supplements the information under the section entitled “Administrator, Fund Accountant and Transfer Agent” on page 46:

The Underwriter, PNC and BlackRock, a sub-adviser to the Global Opportunities Fund, are all affiliated with The PNC Financial Services Group, Inc.

  The following information supplements the information under the section entitled “Underwriter” on page 47.

PFPC Distributors, PNC and BlackRock, a sub-adviser to the Global Opportunities Fund, are all affiliated with The PNC Financial Services Group, Inc.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE